BlackRock Equity Dividend Fund

BlackRock Funds III

iShares S&P 500 Index Fund

BlackRock Municipal Bond Fund, Inc.

Blackrock National Municipal Fund

BlackRock Strategic Global Bond Fund, Inc.

(each, a “Fund” and collectively, the “Funds”)

Supplement dated August 10, 2018

to the Investor C1 Shares Prospectus of each Fund (each, a “Prospectus”)

Effective November 8, 2018 (the “Effective Date”), each Fund will adopt an automatic conversion feature for Investor C1 Shares. Beginning on the Effective Date, Investor C1 Shares of each Fund will automatically convert to Investor A Shares of the same Fund approximately ten years after the date of purchase. Certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In these instances, Investor C1 Shares held as of the Effective Date will automatically convert to Investor A Shares ten years after the Effective Date.

Effective November 8, 2018, each Prospectus is amended as follows:

In the section of each Prospectus entitled “Account Information—How to Choose the Share Class that Best Suits Your Needs,” the following is added after the last paragraph:

Investor C1 Shares will automatically convert to Investor A Shares approximately ten years after the date of purchase. It is the Financial Intermediary’s responsibility to ensure that the shareholder is credited with the proper holding period. As of the Effective Date (as defined below), certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In such instances, the automatic conversion of Investor C1 Shares to Investor A Shares will occur ten years after the Effective Date.

The following is added after the first paragraph of the section of each Prospectus entitled “Account Information—Details About the Share Class—Investor C1 Shares—Deferred Sales Charge Options” or “Account Information—Details About the Share Classes—Investor C1 Shares—Deferred Sales Charge Options,” as applicable:

Effective November 8, 2018 (the “Effective Date”), Investor C1 Shares will automatically convert to Investor A Shares approximately ten years after the date of purchase. It is the Financial Intermediary’s responsibility to ensure that the shareholder is credited with the proper holding period. As of the Effective Date, certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In such instances, the automatic conversion of Investor C1 Shares to Investor A Shares will occur ten years after the Effective Date. The automatic conversion of Investor C1 Shares to Investor A Shares is not a taxable event for Federal income tax purposes. Please consult your Financial Intermediary for additional information.

Shareholders should retain this Supplement for future reference.

PR-C1-0818SUP